                        PROXY OF KARPUS MANAGEMENT, INC.
                       d/b/a KARPUS INVESTMENT MANAGEMENT
                         14 A Tobey Village Office Park
                           Pittsford, New York 14534
                                 (716) 586-4680


                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF

                            MENTOR INCOME FUND, INC.



Dear Fellow Shareholders,

         You are receiving this proxy statement because the Board of Directors of the Mentor Income Fund, Inc. ("the Fund") has called for a Special Meeting of shareholders to be held at 200 Berkeley Street, Boston, Massachusetts 02116 on September 27, 2000 at 10:00 a.m., Eastern Time (the "Meeting").

         You, as a fellow shareholder, are being presented the opportunity by Karpus Management, Inc. d/b/a Karpus Investment Management, ("KIM") to make important choices regarding the Fund which KIM believes will potentially provide greater economic benefits to "us" the shareholders of the Fund.

         As of July 28, 2000 (the record date of the Meeting), Karpus Management Inc. d/b/a Karpus Investment Management ("KIM") beneficially owns 547,847 shares of the common stock of the Fund or 4.64% of the outstanding shares of common stock of the Fund. According to the proxy materials sent to you by the Fund, it appears that there is no ownership of Fund shares by the current or proposed Directors, Officers or Management of the Fund.

         WHY IS KIM SOLICITING A PROXY TO VOTE YOUR SHARES?

         o MENTOR INVESTMENT ADVISORS, LLC ("MENTOR") IS PROPOSING TO SELL THE MANAGEMENT CONTRACT OF THE FUND AND CERTAIN MENTOR ASSETS TO U.S. BANK NATIONAL ASSOCIATION ("U.S. BANK") FOR AN UNDISCLOSED AMOUNT.

         o IF THIS PROPOSED TRANSACTION WERE TO OCCUR, MENTOR WOULD REALIZE AN ECONOMIC BENEFIT BY RECEIVING THE PROCEEDS OF THE SALE OF THE MANAGEMENT CONTRACT, WHILE U.S. BANK WOULD REALIZE AN ECONOMIC BENEFIT BY RECEIVING ADDITIONAL COMPENSATION AS THE INVESTMENT ADVISOR TO THE FUND.

         o THE SHAREHOLDERS, WHOSE SHARES ARE TRADING AT -11.41% DISCOUNT TO NET ASSET VALUE (as of 8/24/00), HOWEVER, ARE BEING ASKED TO PAY FOR MUCH OF THE COSTS OF THIS TRANSACTION INCLUDING:

                  -  Some of the costs of the Meeting;
                  -  The cost of changing the name of the Fund;
                  - The cost of changing the state of incorporation of the Fund; and
                  - The cost of changes to the Articles of Incorporation of the Fund.

         We are soliciting your proxy so we can install a management team and Board of Directors that will work toward enhancing shareholder value through some or all of the following:

                  -  Tender Offers;
                  -  Open-Ending the Fund;
                  -  Share Buy Back Programs;
                  -  Possibly Reduced Management Fees; and
                  -  Improved Performance.

         Additionally, we are asking our fellow shareholders to reject the costs associated with the Meeting that has been called for the benefit of Mentor and U.S. Bank. This is a direct cost to us, the shareholders, without a meaningful benefit.

YOUR VOTE IS IMPORTANT. PLEASE REVIEW THE ENCLOSED PROXY MATERIAL AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. KIM URGES SHAREHOLDERS TO SUPPORT ITS EFFORTS TO RECOGNIZE THE NET ASSET VALUE OF OUR INVESTMENT BY SUPPORTING KIM'S PROPOSALS.

PLEASE REMEMBER: THE LAST PROXY WHICH YOU VALIDLY EXECUTE AND DELIVER IS THE ONLY ONE THAT COUNTS. IF YOU HAVE EXECUTED MANAGEMENTS PROXY YOU MAY NEVERTHELESS REVOKE THAT PROXY BY FILLING OUT OUR PROXY AND DATING IT WITH A LATER DATE.

                                            Sincerely,


                                    /s/ George W. Karpus
                                    -------------------------------------------
                                    George W. Karpus
                                    President and C.E.O.

         In connection with the Meeting, KIM, is soliciting your proxy for the following purposes:

1. To vote FOR a new investment advisory agreement between the Fund and KIM;

2. To vote FOR the election of a slate of directors nominated by KIM, to hold office until their successors are duly elected and qualified as such;

3. To vote AGAINST the proposal to amend Article I of the Fund's Restated and Amended Articles of Incorporation to change the name of the Fund to "American Income Fund, Inc."

4. To vote AGAINST the proposal to amend Article II of the Fund's Restated and Amended Articles of Incorporation to delete Section 2 thereof which currently restricts certain transfers of Fund shares.

5. To vote AGAINST the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ended October 31, 2000.

6. To grant KIM the AUTHORITY to consider and vote upon such other matters as may properly come before the meeting or any adjournments thereof.

         The close of business on July 28, 2000 has been fixed by the Fund as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournments thereof.

                               PROXY STATEMENT OF
                             KARPUS MANAGEMENT, INC.
                       d/b/a KARPUS INVESTMENT MANAGEMENT

         FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE MENTOR INCOME FUND, INC. TO BE HELD ON SEPTEMBER 27, 2000.

         The accompanying Proxy is solicited by Karpus Management, Inc. d/b/a Karpus Investment Management ("KIM") to be used at a Special Meeting of the shareholders of the Mentor Income Fund, Inc. ("the Fund"), which is scheduled to be held on September 27, 2000 at 10:00 a.m., Eastern Time, at 200 Berkeley Street, Boston, Massachusetts 02116 and at any adjournment or adjournments thereof (the "Meeting").

         It is estimated that definitive proxy material will be mailed to shareholders of record on or about September 6, 2000.

         The Fund has called the Meeting of the shareholders of the Fund to consider and act upon the following proposals:

1. Approve or disapprove a new investment advisory agreement between the Fund and U.S. Bank National Association.
2. To elect members of the Fund's Board of Directors to hold office until their successors are duly elected and qualified.
3. To approve or disapprove an amendment to Article I of the Fund's restated and amended Articles of Incorporation changing the name of the Fund to "American Income Fund, Inc."
4. To approve or disapprove an amendment to Article II of the Fund's restated and amended Articles of Incorporation deleting Section 2 thereof, which currently restricts certain transfers of Fund shares.
5. To ratify or reject the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ended October 31, 2000.
6. To transact such other business as may properly come before the meeting or any adjournments thereof.

         By way of this proxy solicitation, KIM is hereby notifying its fellow shareholders that KIM will present additional proposals at the Meeting. Specifically, KIM will make the following proposals:

o To approve or disapprove a new investment advisory agreement between the Fund and KIM.

o To elect members of the Fund's Board of Directors to hold office until their successors are duly elected and qualified.

         KIM wishes to enlist the support of its fellow shareholders to stop the management of the Fund from transferring its investment advisory agreement to a new Investment Advisor without giving any benefits to the shareholders of the Fund.

         If KIM is selected as the new investment advisor to the Fund, it will recommend that the Board of Directors of the Fund immediately consider acts such as the following to closed the current discount to net asset value:

                  o AN AGGRESSIVE SHARE BUY BACK PROGRAM IN THE OPEN MARKET THAT WILL CAUSE FUND SHARES TO TRADE CLOSER TO THEIR NET ASSET VALUE

                  o    SHARE REPURCHASE (TENDER) OFFER

                  o    CONVERSION OF THE FUND TO AN OPEN-ENDED FORMAT

         Shareholders of record at the close of business on July 28, 2000 (the "Record Date") are entitled to notice of and to vote at the Meeting. The most recent annual report to shareholders of the Fund and most recent semi-annual report to shareholders are available upon request, without charge, by writing the Fund at the principal executive offices of the Fund: 200 Berkeley Street, 21st floor, Boston, Massachusetts 02116-5034, or by calling the Fund at 877-504-5025.

         KIM has retained Garland Associates, Inc. (the "Proxy Solicitor") to assist it in the solicitation of proxies. It is expected that the cost of soliciting the proxies will be approximate $25,000. The Proxy Solicitor may supplement its solicitation of proxies by mail, telephone or other means. The costs of soliciting proxies, including the cost of preparing and mailing the Proxy Statement will be paid by KIM. Should any of KIM's Proposals to the shareholders receive more votes than the Fund's proposals, KIM will seek reimbursement from the Fund for the costs associated with preparing and soliciting proxies.

         All properly executed proxies received prior to the Meeting and not revoked will be voted at the Meeting in accordance with the instructions marked thereon. Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shareholders of the Fund will vote as a single class and will vote separately on each proposal. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by a subsequently dated proxy or by attending the Meeting and voting in person.

         If no instruction are given on KIM's blue proxy card such shares will be voted: (1) FOR the approval of a new investment advisory agreement between the Fund and KIM; (2) FOR the election of a slate of directors nominated by KIM, to hold office until their successors are duly elected and qualified; (3) AGAINST the proposal to amend Article I of the Fund's Restated and Amended Articles of Incorporation to change the name of the Fund to "American Income Fund, Inc."; (4) AGAINST the proposal to amend Article II of the Fund's Restated and Amended Articles of Incorporation to delete Section 2 thereof which currently restricts certain transfers of Fund shares; (5) AGAINST the ratification of the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ended October 31, 2000; and (6) at the discretion of KIM on all other business as may properly come before the Meeting or any adjournments thereof.

         As of the Record Date, July 28, 2000, the Fund has 11,817,776 shares of common stock issued and outstanding. As of July 31, 2000: KIM's clients hold 544,247 shares of common stock of the Fund (representing approximately 4.61% of the outstanding shares of the Fund); Karpus Investment Management Profit Sharing owns 100 shares of the common stock of the Fund; Sophie Karpus (a Principal of KIM) owns 800 shares of common stock of the Fund; and Kathy Popham Karpus (wife of George W. Karpus) as Custodian of UGMA Karin Popham owns 175 shares.

         The principal office of KIM is located at 14A Tobey Village Office Park, Pittsford NY 14534 and any correspondence to KIM should be directed to this address. If you have any questions and wish to speak with a representative of KIM call 1-877-550-6928 (toll free call).

         After reviewing the proxy statement, PLEASE SIGN AND RETURN THE BLUE CARD IN THE ENCLOSED ENVELOPE. If you have any questions please contact our proxy solicitor:

                               GARLAND ASSOCIATES
                                  P.O. Box 3355
                              Grand Central Station
                            New York, New York 10163
                              Phone: (212) 866-0095
                            Facsimile: (212) 866-1599

                              YOUR VOTE IS CRITICAL

KIM STRONGLY RECOMMENDS THAT YOU:

         o vote FOR the approval of a new investment advisory agreement between the Fund and KIM;

         o vote FOR the election of a slate of directors nominated by KIM, to hold office until their successors are duly elected and qualified;

         o vote AGAINST the proposal to amend Article I of the Fund's Restated and Amended Articles of Incorporation to change the name of the Fund to "American Income Fund, Inc.";

         o vote AGAINST the proposal to amend Article II of the Fund's Restated and Amended Articles of Incorporation to delete Section 2 thereof which currently restricts certain transfers of Fund shares;

         o vote AGAINST the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ended October 31, 2000; and

         o grant KIM the AUTHORITY to consider and vote upon such other matters as may properly come before the Meeting or any adjournments thereof.

 Introduction

         On July 7, 2000, U.S. Bank National Association ("U.S. Bank"), First Union Corporation ("FUC") and Mentor Investment Advisors, LLC ("Mentor") entered into an Asset Purchase Agreement ("Acquisition Agreement"), pursuant to which U.S. Bank will purchase certain assets of Mentor, the present investment advisor of the Mentor Income Fund, Inc. ("the Fund") that relate to the management and operations of the Fund (the "Acquisition").

         The Acquisition is subject to various conditions being satisfied prior to closing, including, among other things, the requisite approvals of a new investment advisory agreement (the "New Advisory Agreement") by the Fund shareholders and the election of a new Board of Directors, the composition of which is reconstituted in a manner acceptable to both U.S. Bank and Mentor. U.S. Bank and Mentor have agreed in the Acquisition Agreement that Mentor will use its reasonable best efforts to cause the Fund to call a shareholders meeting for the purpose of causing the Board of Directors to be reconstituted and approving the New Advisory Agreement. KIM believes that:

         SHAREHOLDERS OF THE FUND SHOULD SHARE THE ECONOMIC BENEFITS OF SUCH AN ACQUISITION.

         Mentor Income Fund has traded at a significant discount to net asset value over the past five years (8/3/95 through 8/3/00). This discount has averaged -11.92%. A low discount was reached on December 30, 1999 at -22.3% while a high of +0.72% was reached on March 12, 1998. As of August 3, 2000, the closing market price of the Fund was $7.813 while the net asset value of the Fund was $8.97 (this represents a discount of -12.90% of market price compared to net asset value). Net asset value is the value of the assets of the Fund and is determined by subtracting the liabilities from the portfolio value of a fund's securities, and dividing that figure by the number of outstanding shares. In the opinion of KIM, if the Fund were liquidated or made open-ended, the shareholders would realize a price of close to net asset value (some transaction charges may be applied).

         A new investment advisory agreement requires shareholder approval. Accordingly, this is your chance to elect a new investment manager that will work for the best economic interests of the shareholders of the Fund.

1940 Act requirements

         Section 15(a) of the Investment Company Act of 1940 (the "1940 Act") prohibits any person from serving as an investment advisor to a registered investment company except pursuant to a written contract that has been approved by shareholders. Therefore, in order to retain a new investment manager the shareholders will need to approve a new investment advisory agreement.

         KIM believes that it is a suitable candidate to manage the Fund in acting as an investment advisor to the Fund. KIM has a history of successful investing in closed-end mutual funds for its private accounts, KIM would recommend to the Board of Directors continuous plans to assist in closing the discount to net asset value at which the Fund currently trades.

Security Ownership Of Participants And Associates Of Participants




                                                           Amount and Nature of             Amount and Nature of
Beneficial Owner                                           Beneficial Ownership               Record Ownership
----------------                                           --------------------             --------------------
Andrew Dakos                                                         -                               -

Phillip Goldstein                                                   100                              -

Glenn Goodstein                                                      -                               -

Gerald Hellerman                                                     -                               -

Thomas J. Herzfeld                                                 6,100                             -

Kenneth P. Liesegang                                                 -                               -

Brad Orvieto                                                         -                               -

Kenneth Saks                                                                                         -

Sophie Karpus (Director "KIM")                                      800                              -

Kathy Popham Karpus as Cust. UGMA
Karin Popham                                                        175                              -

Karpus Management Inc. d/b/a Karpus Investment                      100                              -
Management ("KIM") Profit Sharing Plan B

Karpus Management Inc. d/b/a Karpus Investment                    544,247                            -
Management



Other Participant and Associate Information

         The KIM nominees to stand for election to the Board of Directors are truly independent. None of these nominees are employees or officers of KIM. Moreover, the relationship between the nominees of KIM and KIM are professional in nature. In one case a minor portion of the nominees income is derived from KIM. Specifically, Mr. Orvieto has business relationships with KIM in which KIM manages certain personal and referred accounts of Mr. Orvietto.
         A schedule of all securities of the Fund purchased and sold by the Participants ( KIM and KIM nominees) can be found in appendix 1 of this proxy statement.

                         EXPLANATION OF KIM'S PROPOSALS

                                   PROPOSAL 1

-------------------------------------------------------------------------------

         KIM is proposing that the shareholders vote to approve a new investment advisory agreement between the Mentor Income Fund, Inc. and Karpus Management, Inc., d/b/a Karpus Investment Management.

Summary

         KIM is enlisting the support of its fellow shareholders to establish a new investment advisory agreement between itself and the Fund. KIM is committed to enhancing the value of the Fund's shares. KIM would recommend to the Board of Directors any or all of the following: an aggressive share buy back program in the open market; a share repurchase offer; or conversion of the Fund from the current closed-end to an open-ended format.

         It is the opinion of KIM that the shareholders of the Fund are entitled to substantially better performance in terms of net asset value performance and market price performance than the Fund has previously experienced. For example, from August 1, 1996 to July 27, 2000 the net asset value has experienced a simple price depreciation of -9.3212% for the holding period. On an annual equivalent the simple price depreciation of the net asset value equaled -2.423%. During this same time period (8/1/96 to 7/27/00) the market price experienced a simple price depreciation of -12.1429% for the holding period or -3.2084% annual equivalent.

         The discount to net asset value of the Fund (from 8/1/96 through 7/27/00) has averaged -11.96%. The high was on March 12, 1998 at +0.72% while the low was on December 30, 1999 at -22.3%.

         The shareholders of the Fund have suffered because of this dismal performance and deserve to be compensated in the sale of Mentor's assets to U.S. Bank. KIM believes that it is patently unfair that:

            o     Mentor will benefit from the sale of its assets;

            o U.S. Bank will benefit from the receipt of investment advisory fees;

            o The shareholders, however will not receive any compensation in terms of this transaction, and it is unknown whether the shareholders will receive any benefit whatsoever from the change in investment advisor;

            o The shareholders are being asked to pay costs that will provide primary benefits to Mentor and U.S. Bank.


         KIM has gained national recognition in being ranked "A Worlds Best Money Manager" according to Nelson Information's latest published information. In particular, for U.S.

         Intermediate Duration Fixed Income, Nelson Information ranked KIM 8th out of 94 managers for 40 quarters ending 3/31/00 (the latest publication of ranking by Nelson Information). For the 20 quarters ending 3/31/00, Nelson Information ranked KIM 3rd out of 148 managers and for the 12 quarters ending 3/31/00, Nelson Information ranked KIM 8th out of 165 managers.

         There are no material differences between the present investment advisory agreement and the investment advisor agreement proposed between KIM and the Fund. KIM will charge the same investment management fee rate as currently charged by Mentor. KIM will, however, base its fees on the lesser of the net asset value or market value. There is no financial condition of KIM that is reasonably likely to impair the financial ability of KIM to fulfill its commitment to the Fund under the proposed investment advisory agreement.

Who Is Karpus Management, Inc. ("KIM")?

         In 1986, George W. Karpus established KIM as an SEC-registered independent investment management firm to specialize in generating superior returns from conservative, low risk investment portfolios for individuals, corporations, endowments/foundations, retirement plans, not-for-profit organizations and labor unions.

         The general philosophy of KIM is the understanding of the needs and goals of each client to develop an investment strategy that will lead to successful results. The highly experienced professional staff integrates the objectives of each client with the conservative approach to value-added results. Specifically, KIM looks for inefficient or "under valued" areas in the market to produce additional return. The mission of KIM is to achieve investment results in the top quartile of professionally managed monies over a three to five-year period based on the risk and return objectives.

         As of July 31, 2000, KIM has approximately $450,000,000 under management for various clients. KIM does not currently manage any closed-end or open-end mutual funds.

         KIM is a privately held corporation located at 14 A Tobey Village Office Park, Pittsford, N.Y. 14534 (Pittsford is a suburb of Rochester, New
York).

 Principal Executive Officer and Directors of KIM

         The following table lists the name, address and principal occupation of the executive officers and each director of KIM.



---------------------------------- ----------------------------------------- ------------------------------------------
              Name                           Principal Occupation                        Business Address
---------------------------------- ----------------------------------------- ------------------------------------------
George W. Karpus                   Director,  President and Chief Executive  14A Tobey Village Office Park,  Pittsford
                                   Officer of KIM                            NY 14534
---------------------------------- ----------------------------------------- ------------------------------------------
JoAnn Van Degriff                  Director  and Senior Vice  President  of  14A Tobey Village Office Park,  Pittsford
                                   KIM                                       NY 14534
---------------------------------- ----------------------------------------- ------------------------------------------
Sophie P. Karpus                   Director of KIM                           14A Tobey Village Office Park,  Pittsford
                                                                             NY 14534
---------------------------------- ----------------------------------------- ------------------------------------------
Scott D. Nasca                     Corporate Vice President of KIM           14A Tobey Village Office Park,  Pittsford
                                                                             NY 14534
---------------------------------- ----------------------------------------- ------------------------------------------
Dana R. Consler                    Vice President of KIM                     14A Tobey Village Office Park,  Pittsford
                                                                             NY 14534
---------------------------------- ----------------------------------------- ------------------------------------------
Kathy F. Crane                     Chief Financial Officer of KIM            14A Tobey Village Office Park,  Pittsford
                                                                             NY 14534
---------------------------------- ----------------------------------------- ------------------------------------------

                                     -10-

Ownership of KIM Voting Securities.

         The following persons own ten percent or more of the voting securities of KIM: (1) George W. Karpus, President / Chief Executive Officer, 14A Tobey Village Office Park, Pittsford NY 14534; and (2) JoAnn Degriff, Senior Vice President, 14A Tobey Village Office Park, Pittsford NY 14534.

Required Vote and Recommendation of KIM

         The 1940 Act provides that approval of a new Advisory Agreement requires the affirmative vote of "a majority of the outstanding voting securities" of the Fund which, for this purpose, means the affirmative vote of the lesser of: (i) more than 50% of the outstanding shares of the Fund; or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy. KIM recommends that you:

            VOTE TO ELECT KIM THE NEW INVESTMENT ADVISOR OF THE FUND.
  KIM has vowed to work for the financial betterment of the Fund's shareholders

                                   PROPOSAL 2

-------------------------------------------------------------------------------
         To elect certain persons to the Board of Directors of the Fund to hold office until their successors are duly elected and qualified.

Summary

         The slate of directors nominated by KIM are not the typical house directors as normally found in families of funds. In many instances, the Boards of Directors of fund families may be comprised of the same individuals. Consequently, a large percentage of each director's income may be derived from serving on such Boards of Directors.

         KIM has endeavored to present to the shareholders a Board of Directors that will work tirelessly for the shareholders. Some of these nominees are recognized authorities in the closed-end fund industry; none of these nominees are employees of KIM.

         At the Meeting, shareholders of the Fund will vote for the election of persons to serve as members of the Board of Directors of the Fund, each to hold office until his/her successor is elected and qualifies or until his/her death, retirement, resignation or removal from office. The Fund's Restated and Amended Articles of Incorporation provide that the Fund's Board of Directors shall be divided into three classes, each having a term of three years. Since the term of office of one class will expire each year, certain nominees will serve less than three years during their initial terms as Directors of the Fund.

         The persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the nominees named below as Directors of the Fund to serve until their successors are duly elected and qualified. If any of the nominees should be unable to serve, an event not now anticipated, the proxies will be voted for such other person or persons, if any, as shall be designated by KIM.

         The following sets forth certain information concerning the persons nominated for election as Directors by KIM.


--------------------------------------------- -------- ---------------------------------------------------------------
                    Name                        Age                     Principal Occupation During
              Business Address                                              the Last Five Years
--------------------------------------------- -------- ---------------------------------------------------------------
                         CLASS I NOMINEES TO SERVE UNTIL 2001 ANNUAL MEETING OF SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------
Andrew Dakos                                    34     Private  Investor,  Vice-President  Sales UVitec Printing Inc.
14 Mill Street                                         (commercial   printing)   since  1997,   Sales   Manager  from
Lodi, New Jersey 07644                                 1992-1997.
--------------------------------------------- -------- ---------------------------------------------------------------
Kenneth Saks                                    57     President Harsax, Inc. (building developer) 1965-2000.
6908 Engle Rd. Suite D
Middleburg Heights, Ohio 44130
--------------------------------------------- -------- ---------------------------------------------------------------
Gerald Hellerman                                62     Managing  Director of Hellerman  Assoc.  Financial  Consulting
10965 Eight Bells Lane                                 Firm,  Trustee of 3rd Avenue  Trust  since  1993,  Director of
Columbia, Maryland  21044                              Clemente Strategic Value Fund 1998-2000.
--------------------------------------------- -------- ---------------------------------------------------------------


                        CLASS II NOMINEES TO SERVE UNTIL 2002 ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------- -------- ---------------------------------------------------------------
Glenn Goodstein                                 37     Self-employed.  Since  1992  has  managed  investments  for  a
16830 Adlon Rd.                                        limited number of clients.  1988-1996  held several  executive
Encino, California  91436                              positions with ADP.
--------------------------------------------- -------- ---------------------------------------------------------------
Brad Orvietto                                   43     Certified   Financial   Planner  with  Strategic  Asset  Value
2 South University Dr. Suite 222                       Management   from  1996  to  2000.   Previously   founder  and
Plantation, Florida 33324                              principal of Horizon Financial Group.
--------------------------------------------- -------- ---------------------------------------------------------------
Kenneth P. Liesegang                            47     Founder  and  President  of RSVP  Business  Systems,  Inc.,  a
349 W. Commercial St.                                  Rochester, NY based computer consulting firm founded in 1986.
E. Rochester, New York 14445
--------------------------------------------- -------- ---------------------------------------------------------------


                        CLASS III NOMINEES TO SERVE UNTIL 2003 ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------- -------- ---------------------------------------------------------------
Thomas J. Herzfeld                              55     Principal  Occupation  for the past five years:  Chairman  and
The Herzfeld Building                                  President of Thomas J.  Herzfeld & Co. and Thomas J.  Herzfeld
P.O. Box 161465                                        Advisors,  Inc.  and  President  and  Chairman of the Herzfeld
Miami, Florida 33116                                   Caribbean Basin Fund, Inc.
--------------------------------------------- -------- ---------------------------------------------------------------
Phillip Goldstein                               55     From 1992 to present  managed  investments  for limited number
60 Heritage Drive                                      of  clients,  Portfolio  Manager  and  Pres.  of  the  general
Pleasantville, NY 10570                                partner  of  Opportunities   Partners,   (private   investment
                                                       partnership). From 1998-2000 director of Clemente Strategic
                                                       Value Fund and was elected a director of Mexico Equity & Income
                                                       Fund in 2/00 and The Italy Fund in 5/00.
--------------------------------------------- -------- ---------------------------------------------------------------


Section 16(a) Beneficial Ownership Reporting Compliance

         None of the foregoing nominees of KIM were subject to Section 16 of the Securities Exchange Act of 1934, as amended, with respect to the securities of the Fund.

Required Vote and Recommendation of KIM

         The members of the Board of Directors of the Fund will be elected by a plurality of the votes cast by shareholders present, in person or by proxy, and entitled to vote for the election of directors as the Meeting. KIM recommends that you:

                       VOTE FOR THE KIM SLATE OF DIRECTORS

 KIM has vowed to work for the financial betterment of the Fund's shareholders.

                                   PROPOSAL 3
-------------------------------------------------------------------------------

         Management has proposed that the shareholders vote to amend Article I of the Fund's restated and amended Articles of Incorporation to change the name of the Fund to "American Income Fund, Inc."

                     Join with KIM and REJECT this proposal.

Summary

         Why change the name of the Fund AGAIN after the name was changed in 1993 from the "RAC Income Shares" to the "Mentor Income Fund"? Each time the Fund's name is changed it COSTS THE SHAREHOLDERS OF THE FUND MONEY. These expenses should not be borne by the shareholders to benefit the management of the Fund.

         It is the belief of KIM that the shareholders are entitled to some type of compensation for the sale of the Fund's assets from "Mentor" to " U.S. Bank." The impetus for the name change is that the Fund is being sold. This is just one more expense being borne by the shareholders. In the opinion of KIM the buyer and the seller both will benefit while the shareholder will be left with the bill.

         If the shareholders determine to engage KIM as the new investment advisor for the Fund, KIM will strive to close the discount and help shareholders realize the true value of their investment.

Required Vote and Recommendation of KIM

         Approval of this proposal requires the affirmative vote of a majority of the Fund's shares outstanding and entitled to vote at the Meeting. KIM recommends that you:

                      Vote to Reject Management's Proposal
            Send a Clear Message to the Fund that Shareholders Should
              Receive an Economic Benefit with the Sale of the Fund

                                   PROPOSAL 4
-------------------------------------------------------------------------------

         Management has proposed that the shareholders vote to amend Article II of the Fund's restated and amended Articles of Incorporation deleting
         Section 2 thereof, which currently restricts certain transfer of Fund shares.

                     Join with KIM and REJECT this proposal.

Summary

         The Fund's Board of Directors and Management believe that it is necessary to delete Section 2 of Article II in the Fund's Articles of Incorporation. This section refers to certain restrictions on the transfer of shares of the Fund to "Disqualified Organizations." These restrictions were originally designed to avoid tax liabilities that may be imposed on the Fund when certain shareholders invest in the Fund. The Fund's prospectus states that it may invest in interests issued by real estate mortgage investment conduits ("REMICs").

         When the Fund began, certain aspects of the tax treatment of investment in REMIC's were not completely clear. Specifically, certain tax rules applied to certain shareholders who owned stock in regulated investment companies, such as the Fund, that acquired residual interests in REMICs. These certain shareholders ("Disqualified Organizations") were not allowed, without serious tax repercussions, to own shares of a fund that held residual interests of REMIC's. Furthermore, if a Disqualified Organization owned shares of the Fund, an annual tax could be imposed on the Fund equal to that portion of the "excess inclusion income" of the Fund for the taxable year that is allocable to the Disqualified Organization, multiplied by the highest tax rate applicable to corporations. Since this tax would be detrimental to the other shareholders of the Fund,
Article II, Section 2 was inserted into the Articles of Incorporation. This provision provided a method for the removal of certain shareholders found to be Disqualifies Organizations.

         This proposal may result in added legal costs that may have to be paid by us, the shareholders! KIM believes that shareholders should not support the proposal as a means of expressing to the Fund that it is not satisfied with the performance of the Fund along with the fact that the shareholders are not receiving an economic benefit from the sale of the Fund's assets.

Required Vote and Recommendation of KIM

         Approval of this proposal requires the affirmative vote of a majority of the Fund's shares outstanding and entitled to vote at the Meeting. KIM recommends that you:

                      Vote to Reject Management's Proposal
            Send a Clear Message to the Fund that Shareholders Should
              Receive an Economic Benefit with the Sale of the Fund

                                   PROPOSAL 5
-------------------------------------------------------------------------------

         Management has proposed that the shareholders vote to ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ended October 31, 2000.

                     Join with KIM and REJECT this proposal.

Summary

         KIM believes that the shareholders of the Fund should reject the Fund's auditor in protest of the sale of the Fund and assets of the Fund without economic benefit being received by the shareholders.

Required Vote and Recommendation Of KIM

         Approval of this proposal requires the affirmative vote of a majority of the Fund's shares outstanding and entitled to vote at the Meeting. KIM recommends that you:

                      Vote to Reject Management's Proposal

            Send a Clear Message to the Fund that Shareholders Should
              Receive an Economic Benefit with the Sale of the Fund

                                    REMEMBER
                                YOUR VOTE COUNTS!

         Please Join KIM and:

o vote FOR the approval of a new investment advisory agreement between the Fund and KIM;

o vote FOR the election of the slate of directors nominated by KIM, to hold office until their successors are duly elected and qualified;

o vote AGAINST the proposal to amend Article I of the Fund's Restated and Amended Articles of Incorporation to change the name of the Fund to "American Income Fund, Inc.";

o vote AGAINST the proposal to amend Article II of the Fund's Restated and Amended Articles of Incorporation to delete Section 2 thereof which currently restricts certain transfers of Fund shares;

o vote AGAINST the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ended October 31, 2000; and

o grant KIM the AUTHORITY to vote on any other matters that may come before the meeting and any adjournments thereof.

Karpus Management, Inc.
d/b/a Karpus Investment Management
Pittsford, New York

September 6, 2000

                                   APPENDIX 1

Schedule of all securities of the Fund purchased and sold by the Participants (KIM and KIM nominees). (Defination of terms: b=buy, s=sell, to=transfer out, ti= transfer in, lo= ledger out, li= ledger in)

    DATE     SHARES              DATE     SHARES             DATE      SHARES

 B  8/6/98    10,000          B  11/24/98   400            S  4/7/99      200

 B  8/14/98   10,000          B  11/24/98   500            TO 4/23/99     4000

 B  8/14/98   1,500           B  11/24/98   100            TO 5/6/99      5000

 B  8/18/98   7,500           B  11/24/98   200            TO 5/6/99      5000

 B  8/18/98   5,000           B  11/24/98   500            TO 5/6/99      500

 B  8/18/98   3,000           B  11/24/98  1,000           TI 5/6/99      5000

 B  8/26/98   1,250           B  11/24/98  1,000           TI 5/6/99      5000

 B  8/26/98   1,250           B  11/24/98  1,000           TI 5/6/99      500

 B  9/21/98   3,000           B  11/24/98   900            B  5/11/99     4000

 B  9/25/98   1,250           B  11/24/98  15,000          TO 5/13/99     500

 B  10/20/98   800            B  11/24/98   600            B  5/18/99     2000

 B  10/21/98   200            B  11/24/98   400            B  5/20/99     2600

 B  10/26/98  1,000           B  11/24/98   200            B  5/20/99     1575

 B  10/27/98  2,000           B  11/24/98   500            B  5/20/99     1700

 B  10/28/98  4,000           B  11/24/98   500            B  5/20/99     1400

 B  10/28/98  4,000           B  11/25/98  1,250           B  5/20/99     800

 B  10/28/98  2,500           B  11/27/98  1,500           B  5/28/99     525

 B  10/28/98   750            B  12/8/98    200            B  6/14/99     1600

 B  10/28/98  5,000           B  12/8/98    200            S  6/14/99     2600

 B  10/28/98  3,500           B  12/9/98   1,000           S  6/15/99     400

 B  10/29/98  1,800           B  12/14/98  2,000           B  6/23/99     2800

 B  10/30/98   100            B  12/14/98  4,000           B  6/24/99     200

 B  10/30/98  4,900          TO  12/22/98  1,000           B  6/24/99     600

 B  10/30/98  2,200           B  12/22/98  4,000           B  6/24/99     775

 B  10/30/98  2,000          TI  12/22/98  1,000           B  6/25/99     1350

 B  11/2/98   2,000          TO  12/24/98  10,000          B  6/25/99     5000

 B  11/5/98   1,500          TO  12/24/98  10,000          B  6/25/99     1550

 B  11/6/98   1,500          TO  12/24/98  1,200           B  6/29/99     1500

 B  11/16/98  2,000           B  12/30/98  4,000           S  6/30/99     2000

 B  11/16/98  2,000           B  12/30/98  3,000           S  6/30/99     3200

 B  11/23/98  8,000           B  12/30/98  3,000           B  7/9/99      6000

 B  11/23/98   242            B  12/30/98  1,000           B  7/22/99     1000

 B  11/23/98  1,800           B  12/31/98  4,000           B  8/2/99      450

 B  11/23/98   200                                         B  8/10/99     2000

 B  11/23/98  1,200           S  2/11/99   1,250           S  8/10/99     2000

 B  11/23/98  4,000           S  2/11/99    250            B  8/11/99     400

 B  11/23/98   600            S  3/15/99    200            B  8/12/99     600

 B  11/23/98  2,300           S  3/15/99   1,000           B  8/13/99     750

 B  11/23/98  1,000           B  3/19/99   4,600           B  8/18/99     750

 B  11/23/98   200            B  3/22/99   12,000          B  8/20/99     500

 B  11/24/98   600            B  3/22/99   5,000           B  8/20/99     600

 B  11/24/98   800            B  3/24/99   13,200          B  8/23/99     900

 B  11/24/98   500            B  3/25/99   1,800           B  8/23/99     2500

 B  11/24/98   400            B  3/25/99   1,900           B  8/23/99     1600

 B  11/24/98   400            B  3/26/99   3,200           B  8/24/99     500

 B  11/24/98   300            B  3/29/99   5,500           B  8/26/99     1250

 B  11/24/98   700            S  3/30/99   1,500           B  8/26/99     600

 B  11/24/98   900            B  3/30/99    200            B  8/27/99     1250

 B  11/24/98   500            B  4/5/99    4,200           B  9/1/99      300

 B  11/24/98   400            S  4/6/99     400            B  9/1/99      500

 B  11/24/98   300            S  4/6/99     400            B  9/2/99      200

 B  11/24/98   600            S  4/6/99     300            B  9/2/99      1200

 B  11/24/98  1,000           S  4/6/99     200            B  9/2/99      1000

 B  11/24/98  3,200           S  4/6/99     600            B  9/13/99     1300

 B  11/24/98   200            S  4/6/99     100            S  9/17/99     700

 B  9/21/99    525            B  10/18/99    50            B  10/22/99   100

 S  9/22/99   3,000           B  10/18/99   200            B  10/22/99    75

 S  9/22/99   2,000           B  10/18/99    50            B  10/22/99    25

 S  9/24/99   2,000           B  10/18/99   200            B  10/25/99    50

 S  9/27/99    300            B  10/18/99   350            B  10/25/99    50

 S  9/27/99   5,000           B  10/18/99   150            B  10/25/99    50

 S  9/27/99   3,500           B  10/18/99   100            B  10/25/99   100

 S  9/27/99   1,700           B  10/18/99   100            B  10/25/99   100

 S  9/28/99   3,300           B  10/18/99   100            B  10/25/99   100

 S  9/28/99    500            B  10/19/99   675            B  10/25/99    50

 S  9/28/99    500            B  10/19/99   175            S  10/25/99   800

 B  10/6/99   5,200           B  10/19/99   750            B  10/25/99    50

 B  10/13/99  1,300           B  10/21/99    50            B  10/25/99    50

 B  10/13/99  9,800           B  10/21/99    50            B  10/25/99   800

 B  10/13/99   350            B  10/21/99    25            B  10/26/99   100

 B  10/13/99  1,250           B  10/21/99    25            B  10/27/99   200

 B  10/18/99    50            B  10/21/99   150            B  10/27/99   250

 B  10/18/99   100            B  10/21/99    75            B  10/27/99   150

 B  10/18/99    50            B  10/21/99   250            B  10/27/99   550

 B  10/18/99   100            B  10/21/99    50            B  10/27/99   200

 B  10/18/99    50            B  10/21/99    25            B  10/27/99   400

 B  10/18/99    50            B  10/21/99   300            B  10/27/99    50

 B  10/18/99    50            B  10/21/99   150            B  10/27/99   150

 B  10/18/99   150            B  10/21/99    25            B  10/27/99   700

 B  10/18/99   100            B  10/21/99    50            B  10/27/99   100

 B  10/18/99   100            B  10/21/99    50            B  10/27/99    50

 B  10/18/99   150            B  10/21/99    50            B  10/27/99   250

 B  10/18/99   300            B  10/21/99    25            B  10/27/99    50

 B  10/18/99    50            B  10/21/99   300            B  10/27/99   150

 B  10/18/99    50            B  10/21/99   100            B  10/27/99   400

 B  10/18/99   200            B  10/21/99    50            B  10/27/99   450

 B  10/18/99   450            B  10/21/99    50            B  10/27/99   800

 B  10/18/99    50            B  10/21/99    50            B  11/5/99    1000

 B  10/18/99   150            B  10/21/99   150            B  11/10/99   550

 B  10/18/99    50            B  10/21/99   300            B  11/10/99   2700

 B  10/18/99   100            B  10/21/99   200            B  11/12/99   200

 B  10/18/99   100            B  10/21/99   100            B  11/18/99   100

 B  10/18/99   150            B  10/21/99   100            B  11/18/99    50

 B  10/18/99   100            B  10/21/99    50            B  11/18/99    50

 B  10/18/99   250            B  10/21/99   150            B  11/18/99   150

 B  10/18/99   500            B  10/21/99    50            B  11/18/99    50

 B  10/18/99    50            B  10/21/99   250            B  11/18/99   150

 B  10/18/99   100            B  10/21/99    75            B  11/18/99    50

 B  10/18/99   100            B  10/21/99    75            B  11/18/99   150

 B  10/18/99    50            B  10/22/99  2,000           B  11/18/99    50

 B  10/18/99   200            B  10/22/99   400            B  11/19/99   250

 B  10/18/99   200            B  10/22/99   300            B  11/19/99   150

 B  10/18/99    50            B  10/22/99   150            B  11/15/99   100

 B  10/18/99    50            B  10/22/99   200            B  11/19/99   450

 B  10/18/99   100            B  10/22/99   350            B  11/19/99    50

 B  10/18/99   100            B  10/22/99   200            B  11/19/99   150

 B  10/18/99   100            B  10/22/99   300            B  11/19/99   450

 B  10/18/99   250            B  10/22/99    50            B  11/19/99   100

 B  10/18/99   450            B  10/22/99    25            B  11/19/99    50

 B  10/18/99   150            B  10/22/99    75            B  11/19/99    50

 B  10/18/99   200            B  10/22/99   200            B  11/19/99   150

 B  10/18/99    50            B  10/22/99   600            B  11/19/99   500

 B  10/18/99    50            B  10/22/99   250            B  11/19/99    50

 B  11/19/99    50            B  12/13/99  2,500           B  12/28/99   1800

 B  11/19/99    50            B  12/13/99  5,100           B  12/28/99   2200

 B  11/19/99   100            B  12/13/99  2,000           B  12/28/99   600

 B  11/19/99   100            B  12/14/99  1,800           B  12/28/99   1500

 B  11/22/99   125            B  12/14/99  4,600           B  12/28/99   1300

 B  11/22/99   350            B  12/14/99  7,500           B  12/28/99   1500

 B  11/22/99    50            B  12/14/99  1,000           B  12/28/99   1550

 B  11/22/99  3,750           B  12/16/99   700            B  12/28/99   825

 B  11/22/99    50            B  12/17/99   750            B  12/28/99   900

 B  11/22/99   450            B  12/17/99   500            B  12/29/99   600

 B  11/22/99   750            S  12/17/99  1,600           B  12/29/99   2400

 B  11/22/99   200            S  12/17/99  1,575           B  12/29/99   2000

 B  11/22/99    60            S  12/17/99   525            B  12/29/99   2000

 B  11/22/99    50            S  12/17/99  1,000           B  12/29/99   700

 B  11/22/99   375            B  12/17/99  5,000           B  12/29/99   1450

 B  11/22/99   240            B  12/17/99   500            B  12/29/99  10000

 B  11/22/99    50            B  12/17/99   850            B  12/29/99   850

 B  11/22/99  2,850           B  12/17/99   850            B  12/30/99   4300

 B  11/22/99    50            B  12/17/99   850            B  12/30/99   9300

 B  11/22/99   375            B  12/17/99  3,000           S  12/30/99   4000

 B  11/22/99    50            B  12/17/99  2,000           B  12/31/99   2000

 B  11/22/99   200            S  12/20/99  1,000           B  12/31/99   5700

 B  11/22/99   350            S  12/22/99  1,000           B  12/31/99   5000

 B  11/22/99    50            B  12/22/99  1,100

 B  11/22/99    50            B  12/22/99  1,400           B  1/3/00     1700

 B  11/22/99    50            B  12/22/99  7,500           TO 1/12/00    545

 B  11/22/99  2,100           B  12/23/99   850            TO 1/12/00    545

 B  11/22/99    50            B  12/23/99  2,600           TI 1/12/00    545

 B  11/22/99  3,900           B  12/23/99  3,700           TI 1/12/00    545

 B  11/22/99    75            B  12/23/99   700            B  1/13/00    2700

 B  11/24/99  2,150           B  12/23/99   800            B  1/14/00    3600

 B  11/24/99  1,000           B  12/23/99  1,700           B  1/14/00   10000

 B  11/29/99  6,000           B  12/23/99   900            B  1/14/00    1150

 B  11/30/99   300            B  12/23/99  1,400           B  1/18/00   10000

 B  11/30/99  5,000           B  12/23/99   600            S  1/19/00    800

 B  11/30/99  1,250           B  12/23/99  2,900           S  1/19/00    200

 B  12/1/99   1,200           B  12/23/99  2,200           S  1/19/00    600

 B  12/2/99   1,800           B  12/27/99   400            S  1/25/00    1500

 B  12/6/99   2,000           B  12/27/99   300            B  2/15/00    1400

 B  12/7/99   10,000          B  12/27/99  2,000           B  2/22/00    5000

 B  12/8/99   15,000          B  12/27/99  1,150           S  2/22/00    4000

 B  12/8/99   10,000          B  12/27/99  2,000           S  2/22/00    1000

 B  12/8/99   4,400           B  12/27/99  1,800           S  2/25/00    500

 B  12/8/99   2,350           B  12/27/99   825            B  2/29/00    5000

 B  12/8/99   4,000           B  12/27/99   450            B  3/1/00      22

 B  12/8/99   9,150           B  12/27/99   800            S  3/9/00     500

 B  12/8/99   4,000           B  12/27/99   350            S  3/9/00     900

 B  12/8/99   2,925           B  12/27/99   600            S  3/9/00     850

 B  12/9/99   3,300           B  12/27/99  2,000           S  3/13/00     1

 B  12/9/99   1,000           B  12/27/99   300            B  3/16/00    5000

 B  12/9/99    700            B  12/27/99  1,000           B  3/16/00    5000

 B  12/9/99   6,700           B  12/27/99  1,050           S  3/17/00    525

 B  12/9/99   5,000           B  12/28/99   250            B  3/20/00    1100

 B  12/9/99   3,900           B  12/28/99   300            LO 3/21/00    1800

 B  12/10/99  4,900           B  12/28/99  2,650           LO 3/21/00    100

 B  12/10/99  1,250           B  12/28/99  2,600           LO 3/21/00     75

 B  12/10/99  2,500           B  12/28/99  2,250           LO 3/21/00    200

 B  12/10/99  1,100           B  12/28/99  1,700           LO 3/21/00    825

 B  3/21/00    900            S  6/30/00   1,400           B  7/31/00   300

 B  3/22/00    900            S  7/7/00    8,000           B  7/31/00   200

 B  3/24/00    400            S  7/7/00    1,400           B  7/31/00   100

 B  3/24/00    800            S  7/7/00    1,300           B  7/31/00   100

 B  3/24/00    200            S  7/7/00    8,000           B  7/31/00   100

 B  3/24/00    300            S  7/7/00      50            B  7/31/00   300

 B  3/24/00    275            S  7/7/00    4,000           B  7/31/00   100

 B  3/24/00    400            S  7/7/00    1,000           B  7/31/00   400

 B  3/27/00    600            S  7/7/00    4,600           B  7/31/00   500

 B  3/27/00    300            S  7/7/00     400            B  7/31/00   100

 B  3/27/00    400            S  7/7/00    3,000           B  7/31/00   100

 B  3/27/00   9,000           S  7/7/00    1,000           B  7/31/00   100

 B  3/28/00    850            S  7/7/00    5,000           B  7/31/00   100

 B  3/29/00    400            S  7/7/00    1,000           B  7/31/00   100

 B  3/29/00   3,000           S  7/17/00    200            B  7/31/00   200

 B  4/3/00    5,000           B  7/19/00   10,000          B  7/31/00   200

 B  4/4/00    1,000           B  7/20/00   1,000           B  7/31/00   1500

 B  4/6/00    3,700           B  7/20/00    200            B  7/31/00   500

 B  4/7/00    1,300           B  7/21/00   1,200           B  7/31/00   100

 B  4/12/00    450            B  7/21/00    500            B  7/31/00   500

 B  4/14/00    550            B  7/21/00    250            B  7/31/00   100

 B  4/14/00    800            B  7/21/00   2,800           B  7/31/00   500

 B  4/14/00    400            B  7/21/00    250            B  7/31/00   100

 B  4/19/00    400            B  7/21/00    100

 B  4/19/00   2,900           B  7/26/00    100

 B  4/19/00    375            B  7/26/00    100

 B  4/19/00    455            B  7/26/00    100

 B  4/20/00    200            B  7/26/00    200

 B  4/20/00    300            B  7/26/00    100

 B  5/1/00     550            B  7/26/00    100

 B  5/3/00     600            B  7/26/00    100

 B  5/3/00     700            B  7/26/00    100

 S  5/10/00     20            B  7/26/00    200

 S  5/12/00     1             B  7/26/00    200

 S  5/15/00   4,000           B  7/26/00    100

 S  5/15/00    250            B  7/26/00    100

 S  5/15/00    500            B  7/26/00    100

 S  5/15/00    300            B  7/26/00    700

 S  5/15/00    100            B  7/26/00    200

 S  5/15/00    350            B  7/26/00    200

 S  5/15/00    100            B  7/26/00    100

 S  5/15/00   4,400           B  7/26/00    200

 S  5/26/00   1,500           B  7/27/00    100

 S  5/30/00   8,500           B  7/27/00    100

 S  5/30/00   10,000          B  7/27/00    100

TI  6/12/00    600            B  7/27/00    100

TO  6/12/00    600            B  7/28/00    100

 S  6/12/00    500            B  7/28/00    100

TO  6/15/00   10,000          B  7/31/00   5,000

TI  6/15/00   10,000          B  7/31/00    100

 S  6/26/00    350            B  7/31/00    400

 S  6/26/00   2,600           B  7/31/00   5,000

 S  6/26/00   1,150           B  7/31/00    100

 B  6/28/00   5,025           B  7/31/00    100

 S  6/28/00    150            B  7/31/00    100

 S  6/28/00     75            B  7/31/00    200

 S  6/28/00    800            B  7/31/00    100

 S  6/28/00   4,000           B  7/31/00    400

PROXY                        MENTOR INCOME FUND, INC.                     PROXY
                           This Proxy is Solicited by
       Karpus Management, Inc. d/b/a Karpus Investment Management ("KIM")
             in Connection with the Special Meeting of Shareholders
                               September 27, 2000
                                10:00 A.M. (E.T.)

                    Place:      200 Berkeley Street
                                Boston, Massachusetts  02116

REVOCATION/PROXY: The undersigned, revoking all Proxies heretofore given, hereby appoints George W. Karpus, and Sherry Flax, and each of them jointly and severally, with full power of substitution, as Proxies of the undersigned, to vote on behalf of the undersigned all shares of the common stock of Mentor Income Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the special meeting of shareholders of the Fund to be held at 10:00 a.m. (E.T.) on September 27, 2000 at the offices of the Evergreen Funds, 200 Berkeley Street, 26th floor, Boston, Massachusetts 02116 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

INSTRUCTIONS: The following general rules for signing proxy cards may be of assistance to you and will help insure that your vote is counted.

  INDIVIDUAL ACCOUNTS:          Sign your name exactly as it appears in the
                                Registration on the proxy card.
  JOINT ACCOUNTS:               Either party may sign, but the name of the party
                                signing should conform exactly to a name shown
                                in the Registration on the proxy card.
  ALL OTHER ACCOUNTS:           The capacity of the individual signing the proxy
                                card should be indicated  unless it is
                                reflected in the form of Registration.
                                For example:

  Corporation Name               Trust Account Name   Custodial or Estate Account Name
  John Smith, (Corporate Title)  John Smith, Trustee  John Smith, Title (Custodian or Executor)


RECOMMENDATIONS:  KIM Recommends that you:

o vote FOR the approval of a new investment advisory agreement between the Fund and KIM;
o vote FOR the election of the slate of directors nominated by KIM, to hold office until their successors are duly elected and qualified;
o vote AGAINST the proposal to amend Article I of the Fund's Restated and Amended Articles of Incorporation to change the name of the Fund to "American Income Fund, Inc.";
o vote AGAINST the proposal to amend Article II of the Fund's Restated and Amended Articles of Incorporation to delete Section 2 thereof which currently restricts certain transfers of Fund shares;
o vote AGAINST the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ended October 31, 2000; and
o grant KIM the AUTHORITY to consider and vote upon such other matters as may properly come before the meeting or any adjournments thereof.

                   THIS PROXY IS CONTINUED ON THE REVERSE SIDE
               PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY

                      MENTOR INCOME FUND, INC. (the "Fund")
                              Proxy is Solicited by
       Karpus Management, Inc. d/b/a Karpus Investment Management, ("KIM")
    For the Special Meeting of Shareholders To Be Held On September 27, 2000.


[  ]  FOR   [  ]ABSTAIN   [  ] AGAINST               KIM's Proposal for the Fund to enter into a new Investment
                                                     Advisory agreement between the Fund and KIM.


[  ]  FOR ALL             [  ] WITHHOLD              KIM's Proposal to elect the following  person to the Board of
LISTED TO THE             AUTHORITY to               Directors of the Fund:
NOMINEES                  vote for all
RIGHT (except as          nominees listed to         Andrew Dakos, Phillip Goldstein, Glenn Goodstein, Gerald
marked to the             the right                  Hellerman, Thomas J. Herzfeld, Kenneth P. Liesegang, Brad
contrary at right)                                   Orvietto and Kenneth Saks.

                                                     Instruction: To Withhold Authority To Vote For Any Individual
                                                     Nominee, Strike A Line Through The Nominee's Name In The List
                                                     Above

[  ]  FOR   [  ]ABSTAIN   [  ] AGAINST               Management's proposal to amend Article I of the Restated and
                                                     Amended Articles of Incorporation of the Fund to change the name of the Fund.

[  ]  FOR   [  ]ABSTAIN   [  ] AGAINST               Management's proposal to amend Article II of the Restated and
                                                     Amended Articles of Incorporation of the Fund to delete
                                                     Section 2 thereof.

[  ]  FOR   [  ]ABSTAIN   [  ] AGAINST               Management's proposal to ratify the selection KPMG LLP as
                                                     independent accountant for the fiscal year ending 10/31/00.

[  ]  FOR   [  ]ABSTAIN   [  ] AGAINST               Grant of Authority to KIM to consider and vote upon such other matters as may properly come before the meeting or any
                                                     adjournments thereof.

         Please sign exactly as your name(s) appears on this Proxy. If joint owners, EITHER may sign thsis Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian of a minor or as partner for a partnership, please give the full corporate or partnership name and your title.

Date:
              ------------------------------------------------

Signature:
              ------------------------------------------------

           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY

                          USING THE ENCLOSED ENVELOPE.